Exhibit 99.1

Interpublic Completes Redemption of its
7 7/8% Notes due 2005

     NEW YORK, NY-- (August 29, 2005)-- The Interpublic Group of Companies, Inc. (NYSE: IPG) announced today that on August 26, 2005, it completed the redemption of $250,000,000 in aggregate principal amount of its 7 7/8% Notes due 2005 (CUSIP No. 460690AK6) (representing the entire outstanding aggregate principal amount of such notes), at an aggregate redemption price of $258,609,063.

###